April 12, 2021 Investor Presentation Delek US Holdings, Inc.

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; light production from shale plays and Permian growth; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 pandemic on the demand for crude oil, refined products and transportation and storage services; Delek US’s ability to realize cost reductions; risks related to Delek US’s exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’s and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at which, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Additional Information: Delek US has filed a definitive proxy statement on Schedule 14A and form of associated WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for Delek US’s 2021 Annual Meeting (the “Definitive Proxy Statement”). Delek US, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the company’s shareholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, DELEK US SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the names of Delek US’s directors and executive officers and their respective interests in Delek US by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the Delek US’s 2021 Annual Meeting are included in the Definitive Proxy Statement. Shareholders may obtain a copy of the Definitive Proxy Statement, any supplements to the proxy statement and other documents filed by Delek US with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on Delek US’s website at http://www.delekus.com. Non-GAAP Disclosures: Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our financial information presented in accordance with U.S. GAAP (United States generally accepted accounting principles). These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; • Earnings before interest, taxes, depreciation and amortization (“EBITDA”) - calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets (with respect to Delek Logistics’ EBITDA); and • Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted {Logistics] Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables below in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

3 Track Record of Strong Performance  Delek has outperformed peers and CVR over the past five years on a Total Shareholder Return (“TSR”) basis  Peer-leading capital returns – returned 17% of average market capitalization over 2019-2020 Executing Our Strategy for Shareholder Value Creation  Actively managing our portfolio by executing value-creating transactions  Growing attractive and high-return Midstream and Retail businesses  Reducing costs and driving free cash flow generation  Prudently allocating capital and maintaining a strong balance sheet  Positioning Delek to capitalize on energy transition Board and Governance Aligned with Our Strategy  Independent, diverse and purpose-built Board with skills and experiences aligned with our strategy  Regular refreshment – 3 new directors added in last 2 years  Commitment to increasing diversity – 2 of last 3 directors appointed are women  Our compensation is aligned with profitability, performance, safety and shareholder returns  Implementing ESG best practices and exploring sustainable energy solutions to drive long-term value Perspectives Regarding CVR’s Campaign  Delek regularly evaluates the actions CVR is proposing  However, CVR’s proposals either would not maximize value for shareholders at this time or are actions which Delek has already been pursuing  In addition, as a competitor, CVR would benefit from a number of its proposals  CVR’s nominees would not be meaningfully additive to the Board  CVR’s nominees have relationships with each other and with CVR’s CEO, calling into question their independence from CVR and whether their interests are aligned with those of Delek shareholders I II III IV Executive Summary

 Over 250 convenience stores located in the southwest United States  Stable source of demand for refined products  High-return growth opportunities  Track record of prudent strategic actions  Crude oil gathering supplies crude to our refineries  Supplies refined products to our Retail network and third parties  Substantial growth opportunities  Stable cash flows 4  Four refineries with 302 mbbl/d aggregate refining capacity  40 million gallons of annual biodiesel production capacity from three facilities and an option to acquire a 33% interest in a 220 gallon/year renewable-diesel facility  Strategically located to access discounted crude feedstock via Midstream and Logistics  Best-in-class cash cost per barrel relative to peers Refining and Renewables Midstream and Logistics Retail Integrated Platform, Growing Cash Flows and Strong Returns

Delivering Value for Shareholders

Integrated and Synergistic Portfolio with Increasingly Stable Cash Flows

2019A Adj. Segment Earnings(1)



25%
75%

Projected growth from midstream and retail (excludes upside from new stores)

Refining | Midstream & Retail

Target 2022 Adj. Segment Earnings(1)



39%
61%

Efficient Operations and Continuing Cost Reductions

5-Year Average Cost Per Barrel



$4.10
$4.70
DK
Peer Average(2)

Operates at ~13% below peers

~$225 Million

Reduction in total annual costs from 2019A to 2021E(3)

Commitment to Peer-Leading Return of Capital

~$900 Million

Capital returned to shareholders through dividends and share buybacks in the last five years

Strong Financial Position(4)

$784

Million Cash

38%

Net Debt to Net Capitalization

(1) See definition in Non-GAAP Disclosures discussion on page 2 and reconciliation to GAAP measure in the Appendix
(2) Based on Scotia Research as of March 15, 2021; peer set includes: CVR Energy, Inc., HollyFrontier Corporation, PBF Energy Inc., Phillips 66 and Valero Energy Corporation
(3) Assumes reduced operations of Krotz Springs and excludes Q1 2021 weather-related impacts
(4) As of 12/31/2020; excludes DKL

5

Track Record of Strong PerformanceI

Our Priority Is Delivering Value for Our Shareholders


5-Year TSR(1)
78%
10%
6%
Delek
Peer Average(1)
CVR

- ✓ **Returned ~$900 million** in capital to shareholders in the last five years
- ✓ **Simplified debt structure** generating substantial interest expense savings
- ✓ **Acquired Alon USA and delivered $100 million of synergies**
- ✓ **Simplified corporate structure** with Alon USA Partners transaction
- ✓ **Divested Bakersfield refinery** for $40 million eliminating ~$14 million of annual operating expenses and overhead
- ✓ **Divested underperforming assets** including Paramount, CA/AltAir Renewables, West Coast Asphalt terminals, Long Beach, CA, collectively removing ~$35mm of annual carrying costs
- ✓ **Installed Krotz alkylation unit** estimated to generate ~$50 million EBITDA
- ✓ **Red River expansion completed** and expected to generate $20-$25 million incremental EBITDA
- ✓ **Invested in Wink to Webster pipeline** along with Exxon, Lotus Midstream, MPLX/Delek US JV, Plains and Rattler Midstream
- ✓ **Unlocked Big Spring logistics value** via drop down to DKL
- ✓ **Simplified DKL's capital structure** through elimination of IDRs
- ✓ **Grew Retail Segment Earnings** from $25 million in 2017 to $47 million in 2020
- ✓ **Constructed three new retail stores** expected to generate over 25% IRR, with more new stores to come
- ✓ **Sold MAPCO retail** network for $535 million[2] at a 12.7x forecasted store-level EBITDA multiple

(1) FactSet as of 4/9/2021; peer set includes: CVR Energy, Inc., HollyFrontier Corporation, Marathon Petroleum Corporation, Par Pacific Holdings, Inc., PBF Energy Inc., Phillips 66 and Valero Energy Corporation. Based on peer groups used by Wall Street Research. TSR calculated based on price performance of stock over given time period and assumes all dividends are reinvested

(2) Based on midpoint of pre-disposition EBITDA guidance provided for MAPCO Express retail assets

7

We Are Committed to Returning Capital to Shareholders

Leading Peers in Capital Returns (2019-2020, % of Average Market Capitalization)


17%
17%
16%
15%
14%
13%
7%
--%
VLO
DK
MPC
HFC
PSX
CVI
PBF
PARR

Delek returned **~$335 million** to shareholders in 2019-2020 and **~$900 million** in the last five years

Note: Peers include Valero Energy Corporation (VLO), Marathon Petroleum Corporation (MPC), HollyFrontier Corporation (HFC), Phillips 66 (PSX), CVR Energy, Inc. (CVI), PBF Energy Inc. (PBF), Par Pacific Holdings, Inc. (PARR)

8

Our Strategy for Shareholder Value CreationII

Aligning Our Portfolio with the Most Attractive Opportunities Actively Managing Our Portfolio of Assets and Investing in Midstream and Retail A Positioning for Energy Transition Existing Footprint in Biodiesel and Reviewing Opportunities in Renewable Diesel and De-Carbonization D Focusing on Cash Flow Generation to Enhance Returns Cost and Capex Reductions Driving Free Cash Flow Generation B Prudent Capital Allocation and Strong Balance Sheet Disciplined Approach to Capital Allocation by Pursuing High-Return Opportunities C 10 Our Strategy for Growth and Value Creation

A1 Aligning Our Portfolio with the Most Attractive Opportunities

Track record of actively managing our portfolio

Divestitures	Dropdowns	Joint Ventures	Acquisitions
Over $800 million in proceeds since 2016 from **well-timed divestitures** to **enhance our portfolio composition**	**Asset dropdowns** to DKL have created substantial value at both **DK and DKL**	Joint ventures have provided DK and DKL with **low-cost opportunities** to expand operations and **increase cash flows**	Built a strong portfolio by strategically **acquiring complementary assets**

Focus on diversifying cash flow streams and reducing cash flow volatility

2019A Adj. Segment Earnings(1)



25%
75%

Projected growth from midstream and retail (excludes upside from new stores)

Refining | Midstream & Retail

2022E Targeted Adj. Segment Earnings(1)



39%
61%

"We think **continued growth in DK's less noted midstream and retail** segments should drive a growing focus on SOTP, supporting valuation."

– Raymond James(2) (1/10/2020)

(1) See definition in Non-GAAP Disclosures discussion on page 2 and reconciliation to GAAP measure in the Appendix
(2) Permission to quote was neither sought nor provided

11

A2 Enhancing Our Position In Midstream

Substantial Projected Growth in Consolidated Midstream Cash Flows

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs
- Expected return **well above our minimum target IRR threshold of 15%**

Other Midstream Growth Initiatives

- Red River Pipeline JV – **expansion from 150 Kbpd to 235 Kbpd** completed during 3Q 2020
- Delek continues to explore other midstream growth opportunities



($ in millions)
$256
~$30-$35
~$80-$105
~$365-$395
~$110-$140 million growth opportunity: ~40%-55%
3 Months Ending 12/31/2020 Annualized
Krotz Springs Midstream Assets
Wink to Webster & Other Midstream Growth Initiatives
Total Annual Segment Earnings Potential

DKL EBITDA Growth ($ in millions)



26% CAGR
$97
$115
$164
$179
$245
2016
2017
2018
2019
2020

12

A3 Enhancing Our Retail Network

High-Growth Opportunity Complementing Existing Operations

- Serves as a natural fuel short while **improving DK's cash flow stability and reducing its Renewable Identification Number ("RIN") obligations**
- Three new-to-industry ("NTI") stores were recently constructed and are significantly **outperforming legacy stores by 4.8x** in terms of expected Adjusted Retail Segment Earnings
- **25%+ projected IRR** on NTI stores
- **Improving retail footprint** by closing and discontinuing leases of underperforming stores and upgrading legacy stores

Organic Retail Expansion Offers Attractive Return Opportunity



Substantial value uplift potential
12.0x
9.0x
Low build multiple
5.0x
4.0x
NTI Build Multiple
Retail Trading (TEV / NTM EBITDA) Multiple(1)

Proven Track Record of Growth...

Adjusted Retail Segment Earnings Per Store ($ in thousands)(2)



18% CAGR
$95
$120
$132
$150
$187
2016A
2017A
2018A
2019A
2020A

...with High Growth Potential

Adjusted Retail Segment Earnings ($ in millions)



~250 stores
$53
~300 stores
~$100
2021E
2025E

(1) As of 4/9/2021; retail peer set: Alimentation Couche-Tard, Inc., Casey's General Stores, Inc., Murphy USA Inc.
(2) Derived from dividing Adjusted Retail Segment Earnings by ending number of stores each period

13

$428 $682 $275 $240 $560 $248 $155 $490 $238 Capex Opex G&A 2019A 2020A 2021E 14 Focusing on Cash Flow Generation to Enhance Returns Note: All figures rounded to nearest whole number (1) Permission to quote was neither sought nor provided (2) Reflects midpoint of the Company’s $150-$160mm guidance range (3) Assumes reduced operations of Krotz Springs and excludes Q1 2021 weather-related impacts ($ in millions) (3) (2) $165 million of expected incremental cash flow from capex and cost reductions in 2021 2019A-2021E Reduction: $273/ 64% 2019A-2021E Reduction: $192 / 28% 2019A-2021E Reduction: $37 / 13% B “Delek remains focused on continuing its industry-leading unit operating cost structure, while also optimizing each asset for long-term free cash flow generation.” – Raymond James(1) (3/3/2021)

15 Prudent Capital Allocation and Strong Balance Sheet Disciplined capital allocation program to create value for shareholders C Invest Invest in people and existing assets with safety, maintenance and reliability as top priorities Enhance Balance Sheet Maintain strong balance sheet to preserve financial flexibility Return Capital to Shareholders Support track record of consistently returning significant capital to shareholders Grow Support strategic midstream, retail and global energy transition growth objectives

Positioning for Energy Transition

Existing footprint in biodiesel and reviewing opportunities in renewable diesel and de-carbonization

Existing Position in Biodiesel

Operate 3 Biodiesel Facilities:
~40mm gallons of annual biodiesel production capacity (equal to 407,200 metric tons of carbon reduction)[1]

Cleburne, TX | Crossett, AR | New Albany, MS

Integrated with refining system and generates substantial RINs

Actively Exploring Renewable Diesel Opportunities

$13.3 million option to acquire a 33% indirect economic interest in Bakersfield, CA:
220mm gallons annual production capacity

Bakersfield, CA

Capital-light approach provides optionality

Innovation is Part of Our Core Values


Innovation ECO system
Asset Management
Operations & Safety
New Energy
Carbon Capture
Process Automation & Optimization
Retail Customer Experience
Centralized Data & Command Center

Dedicated innovation team led by Sarit Soccary Ben-Yochanan, a 15-year industry veteran

"… DK's option for 73mmgal of RD exposure will cost just 18c/gal, **far and away the lowest when most other projects are in the $1-3/gal range**. Furthermore, the Global Clean Energy will grow its own feedstock… allowing it to potentially avoid the recent trend in higher raws."

– Tudor, Pickering, Holt[2] (2/25/2021)

Source: Global Clean Energy Holdings' public filings
(1) EPA (https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator)
(2) Permission to quote was neither sought nor provided

16

17Note: Permission to quote was neither sought nor provided “DK is taking necessary measures to manage through a volatile period… We expect DK to make it to the other side of a challenging period, with potential to deploy capital in multiple enhancing opportunities.” – Cowen (11/5/2020) “The thesis for DK continues to be centered on improving cracks as a function of demand recovery, the option in the Bakersfield renewable diesel project, and the value in the logistics and retail businesses.” – Heikkinen (2/23/2021) “Delek US Holdings (DK) remains our favorite SMID-cap refiner.” – Raymond James (3/3/2021) “Product demand trends have been positive, vaccination is progressing, TSA numbers are improving, gasoline demand data is moving in the right direction, and increasing drilling activity in the Permian should be positive for diesel demand in Delek’s backyard.” – Mizuho (2/17/2021) Analysts Recognize the Upside to Our Strategy

Board and Governance Aligned with Our StrategyIII

Desired Board Skill / Characteristic # of Directors Leadership Experience Public Co. Board 7 / 8 Public Co. C-Suite 5 / 8 Industry-Specific Experience Refining 6 / 8 Retail 3 / 8 Finance and Transaction Experience Finance / Accounting 6 / 8 M&A 7 / 8 Technology Digital Transformation / Innovation 3 / 8 Cybersecurity 2 / 8 Independent Oversight, Risk Management and Diversity Corporate Governance 6 / 8 Environmental, Health & Safety 5 / 8 Gender Diversity 2 / 8 3 New independent directors added since February 2019 100% Fully-independent Board committees ~88% Independent directors ~4.4 years Average tenure of independent directors 25% Female directors 30% Diverse directors by 2022 Independent Board Leadership Regular executive sessions Lead Independent Director 19 Board Composition Aligned with Our Strategy

20 Ezra Uzi Yemin Chairman, President & CEO, Delek and Delek Logistics Extensive sector and executive experience from 20+ years as CEO of Delek, overseeing growth and development of an integrated portfolio, including four refineries, midstream pipelines, terminals and logistics and 250+ retail sites while delivering strong shareholder returns Other Relevant Experience • Former Chairman, Alon USA Energy • Former President, Alon USA Partners • Former CFO, Delek Israeli Fuel Corp • Former Treasurer & Secretary, Delek US • Former Member (Insurance Commissioner’s Office), Israeli Ministry of Finance Richard J. Marcogliese Former EVP & COO, Valero Energy 40+ years of operational and leadership experience at both leading integrated major oil companies and independent refiners Other Relevant Experience • Principal, iRefine LLC (petroleum refining consultancy) • Executive Advisor, Pilko & Associates • Former Operations Advisor to NTR Partners III (private investment company) • Former Operations Advisor to the CEO, Philadelphia Energy Solutions • Formerly held various management roles at Exxon Shlomo Zohar Lead Independent Director, Delek Deep expertise in financial and accounting matters providing significant insights into Delek’s financial management and capital allocation strategies; deeply involved in Delek’s ESG and diversity efforts as Lead Independent Director Other Relevant Experience • Founder, Former Chairman & CEO, ADO Group • Former Chairman, Israel Discount Bank • Former Chairman, Mercantile Discount Bank • Certified Public Accountant • Former Chairman, Israel Discount Capital Markets & Investments • Independent financial consultant • Vice Chair of Israel Discount Bank of NY William J. Finnerty Former EVP & COO, Tesoro 40+ years of experience in all facets of the downstream energy sector, with leadership, strategy, business / corporate development, M&A and executive roles at both leading integrated major oil companies and independent refiners Other Relevant Experience • Former EVP (Strategic Planning & Corporate Development), Tesoro • Former SVP (Supply & Distribution), Tesoro • Former VP (North America Crude Trading), Chevron • Former SVP (Midstream), Texaco Trading & Transportation • Former SVP, Equiva Trading Company Gary M. Sullivan, Jr. Former Managing Partner, Deloitte 30+ year career at leading international accounting firm, with focus on serving several of Deloitte’s largest and most complex energy clients in areas of energy services, pipeline and logistics, energy trading, natural gas liquids, real estate development, and international investments Other Relevant Experience • Professor (Accounting & Auditing), Virginia Commonwealth University • Former Captain, U.S. Navy • Certified Public Accountant • Certified Global Management Accountant Vicky Sutil Former VP, California Resources Marketing 30+ years of experience in strategic planning, corporate development, M&A and financial planning at leading public and private energy companies Other Relevant Experience • Former Strategic Planning Advisor, SK E&P • 14 years of experience in corporate development, M&A and financial planning at Occidental Petroleum • Former Project Manager/Business Analyst (Refining & Marketing Divisions), ARCO/BP • Former Project Engineer (Refining and Marketing Division), Mobil Oil Laurie Z. Tolson Former Chief Digital Officer, GE Transportation 25+ years in technology and digital transformation roles, including years of experience at the intersection of technology and the energy and transportation industries Other Relevant Experience • CEO, Tolson Consulting • Former EVP & Global Head of Enterprise Software, ABB • Former VP (Software), Dell • Former VP (Java Software Group), Sun Microsystems David Wiessman Controlling Owner & Chair, Sonol 40+ years of executive leadership experience in energy, retail and venture capital, providing a unique investor perspective on strategic investments Other Relevant Experience • Founder & Former President & CEO, Alon Israel Oil • Founder & Former Chairman, President & CEO, Alon USA Energy • Founder, Gefen Capital • Former Executive Chairman & CEO, Alon Blue-Square Israel • Former Executive Chairman & President, Dor-Alon Energy Israel New independent director added since February 2019 Our Board Is Independent, Diverse and Purpose-Built

21 Laurie Z. Tolson Joined January 2021 Experience in digital transformation and enterprise software provides critical insights into opportunities to enhance our technological capabilities and generate efficiencies Richard J. Marcogliese Joined January 2020 Public company leadership experience, deep industry knowledge and operational expertise enhances our ability to improve operations and advance our strategy to adapt to evolving market dynamics Vicky Sutil Joined February 2019 Corporate development, M&A and strategic experience helps us actively manage our portfolio and evaluate opportunities for organic and inorganic growth Board Refreshment Aligned with Strategic Priorities and Furthering Diversity Goals

Perspectives Regarding CVR’s CampaignIV

23 CVR’s self-serving campaign seeking to undermine Delek’s value-maximizing strategy is not in the best interests of Delek shareholders Delek regularly evaluates all of the actions CVR is proposing • Delek carefully reviewed each of CVR’s business proposals • Delek determined that a number of the proposals CVR has made are actions that Delek has already been pursuing • Of the other proposals, we believe they would not maximize value for shareholders at this time • However, Delek will continue to evaluate these and other potential opportunities in the ordinary course CVR’s interests are not fully aligned with other Delek shareholders • CVR is a competitor of Delek • A number of CVR’s proposals are self-serving and would benefit CVR’s own business Delek’s Board carefully evaluated each of CVR’s nominees and determined that adding them to the Board would not be in the best interests of Delek shareholders • CVR’s nominees do not bring any skills or experiences that are not already adequately represented on the Board • CVR’s nominees also would not advance our stated goals with respect to diversity • CVR’s nominees have relationships with each other and with CVR’s CEO which call into question their independence from CVR and the alignment of their interests with Delek’s shareholders We tried to pursue an outcome with CVR that did not involve a proxy fight – but were unable to reach a resolution • We reached out to CVR in late February to try to avoid a proxy contest, but CVR wanted Delek to buy back a significant portion of their Delek shares, something they failed to include in their public disclosure of the negotiations • Then, CVR and Icahn wanted us to pursue a rushed process for our retail business to fund a self tender offer, which appears to be an attempt to dress up their request for a repurchase of their Delek shares • They insisted that any settlement include directors they selected – they were not interested in outcomes involving directors who are truly independent of CVR and Icahn • They also insisted that they have the ability to run a proxy fight at next year’s annual meeting, which they attempted to muddle in their recent public disclosure • We would have preferred to avoid a proxy fight, but we will not take actions that are against the interests of Delek’s shareholders Summary Observations Regarding CVR’s Campaign

Delek is currently focused on growing and enhancing the store network to create value and will continue to consider monetization alternatives Sell Retail Network Dropdowns to DKL have provided substantial value to Delek shareholders and the current structure provides an attractive alternative financing vehicle and acquisition currency Halt Dropdowns to DKL and Buy-In Public Interest in DKL Delek has achieved $145 million in annual expense savings during 2020 and is expected to achieve an additional $80 million(1) in expense savings in 2021 Enhance Corporate Cost Structure & Reduce Expenses Proposal 24 Perspective Recent investments at the Krotz Springs and El Dorado refineries improve ability to capture margins as the macro environment improves Self-serving proposal – Delek’s refineries compete with CVR in certain markets Shut Down or Convert Krotz Springs and El Dorado Refineries We have a track record of actively managing our portfolio, and supply and trading is a low- cost business that is highly-integrated with existing operations Self-serving proposal – CVR is a competitor with our supply and trading business in multiple markets Exit Non-Core Assets/Activities, Including Supply and Trading (1) Assumes reduced operations of Krotz Springs and excludes Q1 2021 weather-related impacts Perspectives Regarding CVR’s Business Proposals

25 “It is ironic that CVI claims DK ‘desperately needs a new strategic direction’ despite the two companies operating in essentially the same business, in the same markets, at the same scale. CVI’s letter could have been motivated to push DK to close a plant in a market CVI is exposed to, or conversely to improve the share price to a point from which it can unload its stake… Regardless, DK has already taken steps to improve its business, including eliminating the dividend, reducing costs, and pulling back on Krotz operations. We expect the company to continue to be proactive in the downturn.” – Cowen (1/14/2021) “Given recent cuts in the dividend, capex and opex, DK has addressed near-term risks. Its low-risk and low-cost entry to renewable diesel offers favorable risk/reward and is consistent with our Overweight rating. Its MLP subsidiary offers and retail ops offer consistent performance and CFFO stability.” – Wells Fargo (2/23/2021) “DK has recently strengthened its Board of Directors, adding members of diverse backgrounds that should help evolve the company beyond traditional oil and gas. In that sense we view the recommendations of major shareholder CVR Energy as somewhat redundant as downstream/oil and gas expertise is already covered by current members.” – Mizuho (3/17/2021) “We see management undertaking value enhancing initiatives to eliminate the valuation discount, with an emphasis on capturing the full chain of opportunity available.” – Raymond James (4/7/2021) Note: Permission to quote was neither sought nor provided Research Analysts Agree with Delek

• Recent investments at the Krotz Springs and El Dorado refineries improve ability to capture margins as the macro environment improves • Overall, Delek has been one of the lowest cost refiners on an operating expense per barrel basis(1) • The Board and management team regularly review alternatives regarding our refining assets, and we believe retaining Krotz Springs and El Dorado as operated refineries provides significant value and potential upside for Delek shareholders • Both Krotz Springs and El Dorado are already being reviewed for the following initiatives: – Renewable Diesel Production – Waste to Fuel: Pyrolysis and Gasification – Carbon Capture • CVR is a competitor in end markets served by El Dorado, including the sale of refined products into Little Rock, and in sourcing crude oil in Oklahoma and West Texas, as well as an indirect competitor with Krotz Springs Krotz Springs & El Dorado Refineries Provide Upside Opportunity CVR Proposal: Shut Down or Convert Krotz Springs and El Dorado Refineries (1) Based on Scotia Research as of 3/15/2021; peer set includes: CVR Energy, Inc., HollyFrontier Corporation, PBF Energy Inc., Phillips 66 and Valero Energy Corporation We will continue to evaluate alternatives with respect to these refineries and will take action if beneficial to shareholders 26

Retail Network Presents Growth Opportunities CVR Proposal: Sell Retail Network Sold MAPCO at 12.7x(1) in 2016 (1) Based on midpoint of pre-disposition EBITDA guidance provided for MAPCO Express retail assets 27 $29 $47 ~$100 2016A 2020A 2025E Adjusted Retail Segment Earnings ($ in millions)  We have a proven track record of prudent strategic decisions with respect to retail assets  Our current retail network has potential to deliver ~$100 million in Adjusted Retail Segment Earnings with contributions from new stores generated at 4-5x capex / EBITDA multiple  We regularly review alternatives for this business Growing and enhancing the store network will increase the value of the business

Benefits of Maintaining Interest in and Structure of DKL

CVR Proposal: Halt Dropdowns to DKL and Buy-In Public Interest in DKL

Substantial Value since IPO in 2012 + **Alternative Financing Vehicle** + **Attractive Acquisition Currency**

Total Shareholder Return since IPO



240%
24%
(72%)
DKL
UAN MLP (CVR)
Peer Average(1)

Latest Dropdown Transaction



Delek US
Dropdown of Big Spring Gathering System (March 2020)
$100 million cash & 5 million DKL units
Delek Logistics

- ✓ Bolster DK liquidity during market dislocation
- ✓ The value of the equity consideration has increased by ~$145 million, implying an EBITDA transaction multiple of ~9x

*"[DK's] MLP subsidiary offers **additional growth** while its retail ops **offer consistent performance**."* – Wells Fargo[2] (6/9/2020)

Alternatives for value creation are regularly reviewed, but we believe our current structure provides the most value for shareholders at this time

Source: FactSet as of 4/9/2021

(1) Peer set includes: Enterprise Products Partners L.P., Holly Energy Partners, L.P., Magellan Midstream Partners, L.P., MPLX LP, Plains All American Pipeline, L.P., PBF Logistics LP and Phillips 66 Partners LP. TSR calculated based on price performance of stock over given time period and assumes all dividends are reinvested

(2) Permission to quote was neither sought nor provided

28

• In 2020, Delek reduced operating and G&A expenses by $145 million and expects an additional $80 million in savings in 2021(1) • We eliminated costs by reducing reliance on third-party contractors, reducing headcount by 8% and closing down or divesting underperforming stores • Delek has consistently been a low-cost refining operator, as noted in CVR’s investor presentation 29 Continuing Focus on Enhanced Efficiency CVR Proposal: Enhance Corporate Cost Structure & Reduce Expenses Source: Public filings (1) Assumes reduced operations of Krotz Springs and excludes Q1 2021 weather-related impacts (2) Figure based on 2019A G&A and EBITDA only, adjusted for one-time severance costs, property taxes and estimated capital expenditure-related G&A expenses that could be capitalized (3) Operating expenses based on per barrel of total throughput for the last twelve months ended December 31, 2020 Consolidated Low-Cost Operator(3) Source: CVR Investor Presentation (March 2021) $957 $732 $145 $80 2019 2020A Expense Savings 2021E Expense Savings 2021E G&A and Operating Expenses 2021E G&A and Operating Expense Reduction ($ in millions) (2)

30 Proven Track Record of Active Portfolio Management CVR Proposal: Divest Non-Core Assets and Cease Non-Core Activities Our low-cost Supply and Trading activities are a small but highly integrated part of Delek that generates value for our other businesses and has historically dampened gross margin volatility CVR is a direct competitor in crude purchasing / gathering in Oklahoma and West Texas and light-products marketing in Oklahoma and Arkansas → ceasing Supply and Trading in these areas would benefit CVR $40 million Sale of Bakersfield Refinery (2020) $535 million Sale of MAPCO Retail (2016) $111(1) million Sale of West Coast Asphalt Terminals (2017) 1 2 Delek’s Perspective Regarding CVR’s Proposal to Exit Supply and Trading Delek Has a Successful Track Record Divesting Assets to Create Value (1) Includes $36 million of working capital

CVR's Nominees Would Weaken the Composition of Our Board

	Current Board	If CVR Nominees Replace Our Targeted Directors	Implication of Electing CVR's Nominees
Public Company Board Experience	88%	63%	Substantially reduces our overall independent board leadership experience
Public Company C-Suite Experience	63%	38%	4 current directors, including 2 targeted by CVR, were or are CEOs, COOs or Chairmen of public integrated refiners
Refining	75%	75%	Our Board already has a wealth of refining experience and has overseen a strategy that has outperformed CVR by 72 percentage points of TSR[1] over the past 5 years
Retail	38%	25%	None of CVR's nominees have retail experience
Finance / Accounting	75%	50%	CVR's nominees would weaken our Board's expertise in financial management and capital allocation

CVR's nominees are not additive to the Board, do not enhance our diversity profile and would detract from the complementary mix of skillsets and experiences of our purpose-built Board

(1) FactSet as of 4/9/2021. TSR calculated based on price performance of stock over given time period and assumes all dividends are reinvested

31

32 Randall Balhorn  Experience is primarily in energy trading, which is a small part of our business and which CVR is targeting for further reduction  No public company board or C-Suite experience  Long-standing ties to other nominees and CVR's CEO George Damiris  Executive experience limited to refining sector and already well-represented by current directors who have CEO, COO or Executive Chairman experience at public integrated refiners  Spent more than 20 years working with CVR’s CEO  Long-standing ties to other CVR nominees Robert Kent  Experience is narrowly focused on operations in the refining sector  No public company board or C-Suite experience  Long-standing ties to other nominees and CVR's CEO Source: Based on biographies submitted by the CVR nominees and the CVR proxy statement; public filings CVR’s NomineesDelek’s Targeted Directors William Finnerty  40+ years of experience in all facets of the downstream energy sector at both leading integrated major oil companies and independent refiners  Track record of leadership in refining sector M&A and post-merger integration  Instrumental in establishing EHS committee at Delek and communicating the importance of EHS and safety to employees David Wiessman  Entrepreneurial track record having founded and led multiple companies in the energy sector  Significant experience successfully developing and selling retail assets  Venture capital experience provides unique investor perspective on strategic investment Shlomo Zohar  Financial, accounting, capital markets and M&A experience from board leadership positions at financial institutions and 25 years as a CPA  Expert insights into financial management and capital allocation strategy  Public company executive experience as the Founder, Former Chairman & CEO, ADO Group  Leadership on ESG and diversity initiatives at Delek Differentiated experiences, complementary skills aligned with our strategy and track records of success Narrow and redundant experience, limited public company leadership credentials and close ties to CVR Delek’s Nominees Are Better Qualified and More Dynamic

33 All three CVR nominees and CVR’s CEO, David Lamp, worked together for years at Koch Energy and all four worked together for 8 years... … and George Damiris reported directly to David Lamp for years at HollyFrontier(1) and they worked together over 20 years Years of Employment with Koch Energy Year '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 David Lamp Randall Balhorn George Damiris Robert Kent 2000s1970s 1980s 1990s Years of Employment with HollyFrontier 2000s 2010s Year '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 David Lamp George Damiris Source: Based on biographies submitted by the CVR nominees and the CVR proxy statement; public filings 1. Formerly known as Holly Corporation before the 2011 merger with Frontier Oil Nominees Have Longstanding Ties with CVR’s CEO and Each Other

34 N Board Independence and Diversity  7 of 8 directors are independent  Appointed 6 new independent directors since 2013, including 3 since February 2019  Lead Independent Director and regular executive sessions  Fully independent Board committees  Each director attended at least 95% of Board and committee meetings on which he/she served in 2019 and 2020  25% of the Board is female, with goal of 30% diverse directors by 2022  Failure to maintain majority independent board  Only 1 new independent director added since 2013  No independent board leadership  Non-independent directors sit on key board committees  Deficient director attendance – director Hunter Gary failed to attend at least 75% of board and committee meetings during 2019  Only 12.5% of the board is female ESG  Public sustainability report  Discloses scope 1 and 2 greenhouse gas emissions data  Disclosed the carbon intensity (CI) of the company’s business operations  Publishes policies regarding human rights, conflict minerals, supplier social standards and DE&I  New Business Model Team that explores forward- looking business ideas that align with the Paris Accord and the International Energy Agency’s Sustainable Development Scenarios  No publicly-disclosed sustainability report  No disclosure of scope 1 and 2 greenhouse gas emissions data  No disclosure of the carbon intensity (CI) of the company’s business operations  No disclosed policies regarding human rights, conflict minerals, supplier social standards and DE&I Source: Public filings CVR Underperforms on Multiple Governance Measures

(31%) (52%) (43%) (90%) (80%) (70%) (60%) (50%) (40%) (30%) (20%) (10%) --% 10% Jan-20 Apr-20 Aug-20 Dec-20 Apr-21 78% 6% (12%) (50%) --% 50% 100% 150% 200% 250% 300% 350% Apr-16 Apr-17 Apr-18 Apr-19 Apr-20 Apr-21 35Source: Public filings and FactSet as of 4/9/2021 (1) Peer set includes: CVR Energy, Inc., HollyFrontier Corporation, Par Pacific Holdings, Inc., PBF Energy Inc. Total Return to Shareholders since January 2020 Five-Year Total Return to Shareholders (1) DK CVI SMID Peer Average Delek Has Outperformed CVR and SMID Peers Over Multiple Periods

Delek’s Board’s Recommendation

1. Election of Delek Directors 2. Advisory Resolution on Executive Compensation 3. Ratification of the Appointment of Auditors 4. Amendment to our 2016 Long-Term Incentive Plan 5. Approval of our Employee Stock Purchase Plan • Delek’s strategy is working – delivering strong returns, including peer- leading returns of capital • Delek’s independent, diverse and engaged Board is thoughtfully composed with directors who have the right skills and experiences to oversee our strategy and deliver shareholder value • Delek determined that CVR’s proposals would not maximize value for Delek shareholders at this time or are actions that Delek has already been pursuing • CVR’s interests are not aligned with Delek’s shareholders and many of CVR’s proposals would benefit CVR • CVR’s nominees would not be additive to the Board • CVR’s nominees also have interconnections with each other and CVR’s CEO, which raise questions regarding their independence from CVR’s CEO and the alignment of their interests with Delek’s shareholders We strongly urge you to reject CVR’s self-serving campaign and support Delek’s slate of directors by voting the WHITE proxy card      WHITE Proxy Card 37 Why You Should Vote the WHITE Proxy Card

Appendix

78% 10% 6% 5-Year $25 $22 $19 $9 $9 $7 $5 $3 Source: Public filings Note: Permission to quote was neither sought nor provided (1) FactSet as of 4/9/2021. TSR calculated based on price performance of stock over given time period and assumes all dividends are reinvested (2) Peer set includes CVR Energy, Inc., HollyFrontier Corporation, Marathon Petroleum Corporation, Par Pacific Holdings, Inc., PBF Energy Inc., Phillips 66 and Valero Energy Corporation (3) Average CEO compensation for CVR Energy is calculated over the past four years as CVR has yet to release FY 2020 compensation data Delek CVRPeer Av rage(2) Total Shareholder Returns(1) – Last 5 Years Avg. Annual Total CEO Compensation – Last 5 Years ($ in millions) “Delek was the best CEO bargain, for shareholder return vs CEO pay” – Mizuho Research’s Paul Sankey describing Delek’s CEO (9/11/2019) >95% Shareholder support for say-on-pay in each year since 2017 39 Compensation Aligned with Performance and Supported by Shareholders

40 Incentives Aligned with Business Goals Consistently High Say-on-Pay Support from Shareholders 2020 2018 96% 2019 98% 99% Profitability  60% based on adjusted EPS and relative ROIC metrics Environmental and Safety Metrics  10% based on safety metrics  5% attributed to Tier 1 and 2 events  5% attributed to environmental metrics (spills & releases, flaring hours and water exceedances) Operational Performance  20% for relative performance in refinery operational availability and utilization Annual Incentive Compensation Most Compensation is Variable and Long-Term Shareholder Value Creation  Performance-based RSUs based on relative TSR  Time-vested RSUs with three-year performance period Long-Term Incentive Compensation Base 12.1% Bonus 16.9% Restricted Stock Units 35.5% Performance Stock Units 35.5% More than 85% of compensation is variable 2020 Target CEO Compensation Delek’s Compensation Is Aligned with Our Strategic Priorities

240% 24% DKL Peer Average Under Mr. Yemin’s management, DKL has significantly outperformed, on a TSR basis, since the IPO and provided substantial value to Delek shareholders(1) (1) TSR is calculated from 11/2/2012 to 4/9/2021; peer set includes: Enterprise Products Partners L.P., Holly Energy Partners, L.P., Magellan Midstream Partners, L.P., MPLX LP, Plains All American Pipeline, L.P., PBF Logistics LP and Phillips 66 Partners LP. TSR calculated based on price performance of stock over given time period and assumes all dividends are reinvested $59 $245 2013 2020 DKL EBITDA Growth ($ in millions) The original grant of DKL GP interests to Mr. Yemin, which took place nearly eight years ago, was disclosed in our 2014 proxy statement  The grant was designed to incentivize Mr. Yemin, as Chairman and CEO of Delek and DKL, to increase the value of DKL – which he did  In August 2020, Delek and DKL eliminated the incentive distribution rights (“IDRs”) in a transaction that was similar to those that have been executed by most MLPs CVR’s claims about Delek’s IDRs are a transparent attempt to distract shareholders from its own contradictory arguments and self-serving objectives. Delek believes CVR’s litigation related to the IDRs is a campaign tactic to generate interest in its unnecessary proxy contest and is without merit. We intend to vigorously defend the Company and Delek shareholders should not be fooled by such disingenuous and spurious attacks 41 DKL Incentives Aligned with Significant Value Creation

42 Reconciliation of GAAP to Non-GAAP Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Refining Logistics (Midstream) Retail Reported segment contribution margin $777.9 $173.4 $58.5 Less: General and administrative expenses 134.1 20.8 23.8 Add: Gain (loss) on sale of assets (0.1) 0.2 3.0 643.7 152.8 37.7 Adjusting items: Net inventory LCM valuation benefit (52.2) (0.1) - Unrealized inventory/commodity hedging gain where the hedged item is not yet recognized in the financial statements 18.7 0.4 - Retroactive biodiesel tax credit (36.0) - - Non-operating, pre-acquisition litigation contingent losses and related legal expenses 6.7 - - Total adjusting items: (62.8) 0.3 - Adjusted segment earnings $580.9 $153.1 $37.7 Year Ended December 31, 2019 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 but that was attributable to 2018 has been adjusted out of the year ended December 31, 2019 (1)

43 Reconciliation of GAAP to Non-GAAP (Cont’d) Delek Logistics Partners, LP Reconciliation of Amounts Reported Under U.S. GAAP (In millions) 2020 2019 2018 2017 2016 Reconciliation of Net Income to EBITDA: Net income $159.3 $96.7 $90.2 $69.4 $62.8 Add: Income tax expense (benefit) 0.2 1.0 0.5 (0.2) 0.1 Depreciation and amortization 35.7 26.7 26.0 21.9 20.8 Amortization of customer contract intangible assets 7.2 7.2 6.0 - - Interest expense, net 42.9 47.3 41.3 23.9 13.6 EBITDA $245.3 $178.9 $164.0 $115.0 $97.3 Year Ended December 31,

44 Retail Segment Reconciliation of Amounts Reported Under U.S. GAAP (In millions) 2018 2019 2020 Reconciliation of Contribution Margin to Adjusted Retail Segment Earnings: Contribution Margin $58.9 $58.5 $67.6 $26.8 Less: General and administrative expenses 23.2 23.8 20.5 7.4 Add: Gain on sale of assets 1.2 3.0 0.1 0.1 Adjusted Retail Segment Earnings $36.9 $37.7 $47.2 $19.5 Retail Segment - Pre-Acquisition Reconciliation of Amounts Reported Under U.S. GAAP (In millions) 2016 Net Revenue $398.6 $731.7 Less: Operating costs and expenses (excluding depreciation and amortization): Cost of materials 325.9 588.8 Selling general and administrative expenses 54.6 114.3 Total operating costs and expenses 380.5 703.1 Add: Gain on sale of assets 1.1 0.4 Adjusted Retail Segment Earnings $19.2 $29.0 Year Ended December 31, Period from July 1, 2017 to December 31, 2017 Period from January 1, 2017 to June 30, 2017 (1) For the annual period ended December 31, 2016, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from the Annual Report on Form 10-K filed by Alon and incorporated by reference into Delek’s 2016 Annual Report on Form 10-K, and for the six months ended June 30, 2017, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from Exhibit 99.3 Alon Supplemental information, filed as an exhibit to Delek’s Form 8-K filed on August 3, 2017 related to the significant acquisition of Alon. In those respective filings, Alon did not present Contribution Margin as a GAAP measure for its retail segment (as defined by Alon, which is not believed to be materially different from Delek’s definition and, therefore, hereafter also referred to as “Retail Segment”). As a result, we have calculated Adjusted Retail Segment Earnings for the pre-acquisition periods using the income statement items that were disclosed for the Retail Segment by Alon. Note that the pre-acquisition period presentation of Adjusted Retail Segment Earnings is based on accounting policies as elected and applied by Alon, which may differ from accounting policies used post-acquisition by Delek and reflected in Delek’s post-acquisition Adjusted Retail Segment Earnings Reconciliation of GAAP to Non-GAAP (Cont’d) (1)

Investor Relations Contacts Blake Fernandez SVP IR/Market Intelligence 615-224-1312